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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             Broadview Media, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                              BROADVIEW MEDIA, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 AUGUST 9, 2006

TO THE SHAREHOLDERS OF BROADVIEW MEDIA, INC.:

     The 2006 Annual Meeting of Shareholders of Broadview Media, Inc. will be held at the offices of the Company, 4455 West 77th Street, Minneapolis, Minnesota, on Wednesday, August 9, 2006, at 1:00 P.M., Central Daylight Saving Time, for the following purposes:

     1.   To set the number of members of the Board of Directors at five (5).

     2.   To elect directors of the Company for the ensuing year.

     3. To approve an amendment to the Articles of Incorporation to increase the authorized shares of Common Stock from 10,000,000 to 100,000,000 and to increase the authorized shares of Preferred Stock from 2,500,000 to 5,000,000.

     4. To approve an amendment to the Articles of Incorporation to change the Company's name to Broadview Institute, Inc.

     5.   To approve adoption of the Company's 2006 Equity Incentive Plan.

     6. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

     Only shareholders of record shown on the books of the Company at the close of business on July 7, 2006, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

     This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.

                                        TERRY L. MYHRE
                                        Chairman of the Board,
                                        Chief Executive Officer

Dated: July 7, 2006
Minneapolis, Minnesota

                              BROADVIEW MEDIA, INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 9, 2006

                                  INTRODUCTION

     Your proxy is solicited by the Board of Directors of Broadview Media, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on August 9, 2006, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

     We will bear the cost of soliciting Proxies, including preparing assembling and mailing the Proxies and soliciting material. Our directors, officers, and regular employees may, without compensation other than their regular compensation, solicit Proxies personally, by telephone or electronic communication including facsimile and electronic mail.

     Any shareholder giving a Proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to our Secretary or other officer or by filing a new written proxy with one of our officers. Personal attendance at the meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the meeting.

     Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of the Meeting and in favor of the number and slate of directors proposed by our Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the Company's principal executive office is 4455 West 77th Street, Minneapolis, Minnesota 55435. We expect that this Proxy Statement and the related Proxy and Notice of the Annual Meeting will first be mailed to the shareholders on or about July 10, 2006.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Our Board of Directors has fixed July 7, 2006 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on July 7, 2006, 8,108,252 shares of our Common Stock, par value $.01 per share, and 500,000 shares of our Series B Preferred Stock, par value $.01 per share, were issued and outstanding. Common Stock and Series B Preferred Stock are our only outstanding classes of stock. Each share of Common Stock and Series B Preferred Stock is entitled to one vote and holders of Common Stock and Series B Preferred Stock will vote together as a single class on the matters set forth in the Notice of Annual Meeting. Holders of the Common Stock and Series B Preferred Stock are not entitled to cumulative voting rights in the election of directors. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of our Common Stock and Series B Preferred Stock constitutes a quorum for the transaction of business.

                             PRINCIPAL SHAREHOLDERS

     The following table provides information concerning the only persons known to us to be the beneficial owners of more than five percent (5%) of our outstanding Common Stock as of July 7, 2006.

NAME AND ADDRESS             AMOUNT AND NATURE OF       PERCENT OF
OF BENEFICIAL OWNER     SHARES BENEFICIALLY OWNED (1)    CLASS(2)
-------------------     -----------------------------   ----------
Terry Myhre                      5,953,750(3)              64.3%
9691 101st St N.
Stillwater, MN 55082

Roger Kuhl                       1,458,750                 18.0%
15028 64th Ave North
Maple Grove, MN 55311

----------
(1) Unless otherwise indicated, the person listed above as the beneficial owner of the shares has sole voting and sole investment power over the shares. The share amounts are based upon information set forth in the shareholder's latest filing with us or the Securities and Exchange Commission, as updated by any subsequent information voluntarily provided to us by the shareholder.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of the person to acquire them as of July 7, 2006 or within sixty days of such date, are treated as outstanding only when determining the percent owned by such person and when determining the percent owned by a group, of which such person is a member.

(3) Includes 650,000 shares which may be purchased upon exercise of a currently exercisable warrant and 500,000 shares of Common Stock issuable upon conversation of Series B Preferred Stock. Mr. Myhre beneficially owns all of our outstanding Series B Preferred Stock.

                            MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of the our Common Stock beneficially owned as of July 7, 2006 by each of our executive officers of the Company named in the Summary Compensation Table, by each of our current directors and our director nominees, and by all of our current directors and executive officers (including the named individuals) as a group.

NAME OF DIRECTOR OR                           NUMBER OF SHARES
OFFICER OR IDENTITY OF GROUP               BENEFICIALLY OWNED (1)   PERCENT OF  CLASS (2)
----------------------------               ----------------------   ---------------------
Terry Myhre                                     5,953,750(3)                64.3%
Mark "Red" White                                   10,000                      *
Richard Letsche                                     3,000                      *
Tom Tucker                                            500                      *
Nels Johnson                                            0                      *
Laurence S. Zipkin (4)                                  0                      *
Robert Kramarczuk                                       0                      *
H. Michael Blair                                        0                      *
Current Directors and Executive Officers
 as a Group (7 persons)                         5,967,250(3)                64.5%

----------
*    Less than 1%

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of the person to acquire them as of July 7, 2006, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such person and when determining the percent owned by a group, of which such person is a member.

(3) Includes 650,000 shares that may be purchased upon exercise of a currently exercisable warrant and 500,000 shares of Common Stock issuable upon conversion of Series B Preferred Stock. Mr. Myhre beneficially owns all of our outstanding Series B Preferred Stock.

(4) Included as a director nominee, but not included when calculating the shareholdings of our current directors and executive officers as a group.

                              CORPORATE GOVERNANCE

     Our business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. Certain corporate governance practices that we follow are summarized below.

INDEPENDENCE

     The Board has determined that a majority of its members are "independent directors" as defined by the rules of the National Association of Securities Dealers, Inc. (the "NASD"). Our independent directors are Richard Letsche, Robert Kramarczuk, and Nels Johnson.

CODE OF ETHICS

     Broadview Media has adopted a Code of Ethics, which applies to the business conduct of directors, officers, and employees. Our Code has been filed as an exhibit to our annual report on Form 10-KSB for fiscal year ended March 31, 2004. If we make any substantive amendments to our Code or grant any waiver, including any implicit waiver from a provision of the Code for our directors or executive officers, we will disclose the nature of such amendment or waiver in a report on Form 8-K.

BOARD AND COMMITTEE MEETINGS. During fiscal 2006 the Board held seven (7) meetings. Each director attended at least 75% of the meetings of the Board and the committees on which such director served.

DIRECTOR ATTENDANCE POLICY

     Directors' attendance at our annual meetings of shareholders can provide our shareholders with an opportunity to communicate with directors about issues affecting Broadview Media. Accordingly, all directors are expected and encouraged to attend annual meetings of shareholders. All of our directors attended the last annual meeting of shareholders, which was held in September 2005.

COMMITTEES OF THE BOARD

     Our Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The members of the Audit Committee are Richard Letsche, Chairman, Robert Kramarczuk and Nels Johnson. The members of the Compensation Committee are Terry Myhre and Robert Kramarczuk.

AUDIT COMMITTEE INDEPENDENCE AND FINANCIAL EXPERT STATUS

     Members of the Audit Committee of Broadview Media are considered "independent directors" under the rules of the NASD. The Audit Committee reviews, in consultation with the independent auditors, our financial statements, accounting and other policies, accounting systems and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is responsible for the engagement of our independent auditors and reviews other matters relating to our relationship with our independent auditors. The Board has determined that Richard Letsche is the "audit committee financial expert" as defined by Item 401(e)(2) of Regulation S-B under the Securities Act of 1933. We acknowledge that the designation of Mr. Letsche as the audit committee financial expert does not impose on Mr. Letsche any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Letsche as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification. The Audit Committee's Report is included on page 16. The Audit Committee met four
(4) times during fiscal 2006.

COMPENSATION COMMITTEE

     The Compensation Committee recommends to the Board of Directors from time to time the salaries to be paid to our executive officers and any plan for additional compensation it deems appropriate. In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of awards and the administration of our plans. The Compensation Committee met one time during fiscal 2006.

NOMINATING PROCEDURES AND POLICY

     Broadview Media does not have a formal nominating committee. Our Board of Directors is relatively small in number and a majority of the directors are "independent directors" as defined under the rules of the NASD. Accordingly, the Board does not see the need for a formal separate nominating committee at this time and the entire Board of Directors participates in the consideration of director nominees. The Board does not have a nominating committee charter. The Board's nominating policy provides for the consideration of candidates recommended by shareholders, directors, third parties, search firms and others. In evaluating director nominees, the Board considers the following factors and qualifications:

     -    the appropriate size and the diversity of our Board of Directors;

     - the needs of the Board with respect to the particular talents and experience of its directors;

     - the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

     -    familiarity with domestic business matters;

     -    age and legal and regulatory requirements;

     -    experience with accounting rules and practices;

     - the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members;

     -    experience in our industry;

     -    experience as a board member of another publicly held company; and

     -    academic expertise in an area of our operations.

     The Board will consider the attributes of candidates nominated and the needs of the Board, and will review all candidates in the same manner. Shareholders who wish to recommend one or more persons for election as a director must provide written recommendation to the Company's principal offices at 4455 West 77th Street, Minneapolis, MN 55435, directed to the attention of the Corporate Secretary. The Corporate Secretary will forward the recommendations to the full Board for consideration.

     Any recommendations so submitted by a shareholder must include the name and address of the shareholder and the class and number of shares such shareholder owns. With respect to the nominee recommended by the shareholder, the shareholder should include the nominee's name, age, business address, residence address, current principal occupation, five year employment history with employer names and a description of the employer's business, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements, and other board memberships, if any. The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. We may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee and to consider such person for election.

     The Board of Directors believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 25 years of age, having familiarity with our business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than three boards of other public companies. The Board of Directors may, however, modify these minimum qualifications from time to time.

PROCEDURES FOR SHAREHOLDER COMMUNICATIONS TO DIRECTORS

     Shareholders may communicate directly with Broadview Media's Board of Directors. All communications should be in writing and should be directed to the Corporate Secretary at the Company's principal offices: 4455 West 77th Street, Minneapolis, MN 55435. Each communication should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for one or more specific directors. If no individual director is specified, the communication will be forwarded to the entire Board.

     Shareholders who wish to present a proposal at an annual meeting of shareholders must provide a written notice to our CFO at the address below. For each proposal, the notice must include a brief description of the matter to be brought before the meeting, the reasons to bring the matter before the meeting and the shareholder's name, address, the number of shares such shareholder owns and any material interest the shareholder may have in the proposal. The CFO will forward the proposals and recommendations to the Board of Directors.

                              H. Michael Blair, CFO
                              Broadview Media Inc.
                              4455 West 77th Street
                                 Edina, MN 55435

DIRECTORS FEES

     Each director who is not one of our employees is entitled to receive $200 for each Board of Directors or Committee meeting attended, with an annual maximum of $2,000, and annual fees of $4,000 payable at a rate of $1,000 for each fiscal quarter during which he serves as a director. The Audit Committee Chair receives additional compensation of $1,800 per quarter. Total payments of $30,400 were made to directors during FY2006.

                              ELECTION OF DIRECTORS

                              (PROPOSALS #1 AND #2)

GENERAL INFORMATION

     Our Bylaws provide that the number of directors shall not be less than the minimum required by law and that, in accordance with such requirement, the number of directors to be elected for the ensuing year shall be determined by the shareholders at each Annual Meeting. The Board of Directors recommends that the number of directors be set at five (5). Under applicable Minnesota law, approval of (i) the proposal to set the number of directors at five requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matters, but not less than the affirmative vote of 2,152,064 of the outstanding Common Stock and Series B Preferred Stock, voting together as a class; (ii) the election of each nominee requires the affirmative vote of the holders of a plurality of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

     Nels Johnson, a current director, is not standing for reelection. The Company appreciates his many years of service. In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees, with the exception of Laurence S. Zipkin, are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

     The following table provides certain information with respect to the nominees for director and executive officers.

                               CURRENT POSITION(S)                                                         DIRECTOR
        NAME           AGE         WITH COMPANY          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS     SINCE
        ----           ---     -------------------       ----------------------------------------------    --------
Terry L. Myhre          61   Chairman, CEO, director   Chairman of the Board and CEO of the Company          2003
                                   and nominee         since January 2004; President and owner of
                                                       Minnesota School of Business since 1988;
                                                       President and co-owner of Globe Business College
                                                       since 1972; and President and CEO of Utah Career
                                                       College since 1998 and co-owner of Utah Career
                                                       College from 1998 to its acquisition by the
                                                       Company on July 1, 2005.

Richard W. Letsche      63   Director and nominee      Part-time business consultant since 1998. Partner     2003
                                                       of McGladrey & Pullen, LLP, CPAs and Consultants,
                                                       1972-1998.

Thomas  C. Tucker       56    Director and nominee     Vice President, director and co-owner of              2003
                                                       Institute of Production and Recording (IPR), an
                                                       audio production and audio engineering school,
                                                       since 2002. President and co-owner of Master Mix
                                                       Studios and Tucker Productions, a professional
                                                       recording studio, from 1996 to 2002.

Robert A. Kramarczuk    66    Director and nominee     Director MBA program of Augsburg College since        2004
                                                       2004; Associate Dean of College of Management,
                                                       Metropolitan State University from 1997 to 2001;
                                                       Chairman and CEO of Classic Holdings, Inc., a
                                                       hospitality, real estate, investment and
                                                       construction company, 1995 to present.

Laurence S. Zipkin      66           Nominee           Owner of Apex Capital, investment-banking firm,
                                                       since 2005. Owner of The Oakridge Financial
                                                       Services Group, Inc., a full service
                                                       investment-banking firm, from 1986 to 2005.
                                                       Chairman, ORCG, Inc, a publicly traded inactive
                                                       company previously in real estate and securities
                                                       businesses, from 2000 to present.

Mark "Red" White        53   Chief Operating Officer   Chief Operating Officer of the Company since July
                                                       17, 2003; Director of Operations of the Company
                                                       since April 1999. Mr. White has 30 years of
                                                       experience in the entertainment (film, video and
                                                       music) industry.

H. Michael Blair        61   Chief Financial Officer   CFO of the Company since October 1, 2001.
                                                       Independent CPA and business consultant since
                                                       May, 2000. CFO, United Market Services, Inc., a
                                                       livestock marketing firm, 1989-2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In July 2003, our Board of Directors established a $300,000 unsecured line of credit with Mr. Terry L. Myhre, our current Chairman and CEO, at an annual interest rate of 5.5% and expiring April 30, 2006. As of March 31, 2006 and 2005, there were no borrowings on this line of credit. On May 27, 2004, the line was increased to $800,000 and extended to October 31, 2006. On March 30, 2005, the line was increased to $1,000,000 and extended to December 31, 2006. Interest expense on this line of credit was $1,522 and $,216 for 2006 and 2005, respectively.

     In December 2004, we borrowed $75,000 from H. Michael Blair, our CFO, which was repaid in March 2005. Interest expense on the loan was $1,039. In June 2005, we borrowed $150,000 from H. Michael Blair, which was repaid in September 2005. Interest expense on the loan was $1,741.

     In May 2004, the Company entered into a strategic relationship with Minnesota School of Business ("MSB"), a company owned by the Company's Chairman and CEO, to offer digital video courses at one of the Company's Minneapolis facilities. Under the terms of our ongoing relationship with MSB, we provide equipment, facilities and technicians for technical support to allow MSB to offer digital, video-based courses. Our agreement with MSB is terminable by either party upon reasonable notice. The digital-video-based courses offered by MSB are intended to provide students instruction in an apprenticeship environment within a for-profit business. The payment terms under our agreement with MSB include a quarterly charge per student at rates which the Company would receive in an arm's length transaction. In the years ended March 31, 2006 and 2005, in exchange for providing the equipment, facilities and technician support for MSB's offering of digital, video-based courses, the Company billed MSB $73,000 and $41,000, respectively. The services were billed at rates consistent with similar independent customers.

     The Company also utilizes administrative, accounting and consulting services provided by MSB. Some of the services provided by MSB under this arrangement include information technology software support, finance and accounting services, human resources support, CEO services, student financial aid consulting and curriculum consulting. This arrangement for administrative, accounting and consulting services with MSB may be terminated by either party upon reasonable notice to the other. In the years ended March 31, 2006 and 2005, in exchange for the receipt of such services from MSB, the Company expensed $240,000 and $900,000, respectively. We believe the fees we are currently paying MSB for these services are competitive with, or less than, what we would have to pay to provide these services ourselves or to obtain them from another third party.

     Also, the Company produces video products for MSB. We produce videos that are commercials promoting MSB as an educational organization offering numerous courses of study, including digital video and film production, and we also produce videos used by MSB as teaching tools in employee training. We price our services under this arrangement with MSB on a time and materials basis and we charge a flat fee to MSB at rates which the Company would receive in an arm's length transaction. This arrangement is done on an order-by-order basis and there is no requirement that MSB continue to utilize our Media Production business for production of these video products. In the years ended March 31, 2006 and 2005, we billed MSB $19,000 and $44,000, respectively, for producing such video products.

     On July 1, 2005, we completed our acquisition of Utah Career College (UCC), a privately owned, post-secondary institution that offers career vocational training programs. Terry Myhre, our CEO, was the majority owner of Utah Career College. Utah Career College provides Title IV accreditation, a key factor in obtaining student loans for the post-secondary market. The acquisition of this post-secondary career college is intended to allow us to expand our presence in the post-secondary education market and allow us to pursue a strategic direction and transition to become a direct participant in the post-secondary education market. To acquire UCC, we issued 5,000,000 shares of Common Stock, which are unregistered, and are referred to as restricted shares, under federal securities laws. 3,403,750 of such shares were issued to Mr. Myhre, and the balance was issued to the other owner of UCC. Through July1, 2005, we paid $156,390 of fees related to the UCC acquisition of which $106,462 were expensed in the first quarter and the remainder of $49,928 is carried as part of the goodwill asset on our balance sheet .

              INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON AND
                                 PREFERRED STOCK

                                  (PROPOSAL #3)

     The Board of Directors proposes that we amend Article 5, Section 5.1 of our Articles of Incorporation to increase the total number of authorized shares of Common Stock from 10,000,000 to 100,000,000 and to increase the total number of authorized shares of Preferred Stock from 2,500,000 to 5,000,000, of which 100,000 shares of Preferred Stock were designated as Series A Preferred Stock in 1998 pursuant to the shareholder Rights Agreement described below, 500,000 shares of Preferred Stock were designated as Series B Preferred Stock, and the balance of the authorized shares of Preferred Stock shall be subject to future designation by the Board of Directors. As of the Record Date, the total number of outstanding shares of Common Stock was 8,108,252 shares and the total number of outstanding shares of Preferred Stock (consisting solely of Series B) was 500,000 shares.

     This amendment will amend Article 5, Section 5.1 of our Articles of Incorporation in its entirety, and if approved, Article 5, Section 5.1 will read as follows:

     "5.1) Authorized Shares. The total authorized number of shares of the corporation shall be 105,000,000 shares, par value $.01, consisting of 100,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock."

REASONS FOR THE AMENDMENT

     On June 2, 2006, the Board of Directors approved an amendment to our Articles of Incorporation to increase the authorized shares of Common Stock from 10,000,000 to 100,000,000 and Preferred Stock from 2,500,000 to 5,000,000.

     An increase in the total number of authorized shares of Common Stock and Preferred Stock will provide the shares needed for potential growth in the Company. With the increased authorized stock, we would have greater flexibility in structuring possible future financings and acquisitions and meeting other corporate needs which might arise. We have no current commitments or plans for the issuance of Common Stock or Preferred Stock other than the issuance of Common Stock in connection with our outstanding warrants and convertible securities, and the possible issuance of Series A Preferred Stock pursuant to the Rights Agreement described below. As of July 3, 2006, the number of authorized common shares reserved for issuance upon exercise of outstanding warrants is 700,000 shares, and upon conversion of outstanding Series B Preferred Stock is 500,000 shares. In addition, 1,000,000 shares will be reserved for future issuance under our 2006 Equity Incentive Plan (see Proposal #5) assuming such Plan is approved at the 2006 Annual Meeting. If this Proposal #3 is approved by the stockholders, approximately 89,691,748 authorized shares of Common Stock and 4,400,000 shares of Preferred Stock would be unreserved and available for future issuances.

     We may use additional shares of Common Stock or Preferred Stock to partially finance potential acquisitions. In addition, we may consider conducting an equity offering to raise capital or reduce existing debt. Future issuances of stock may have a significant dilutive effect on the equity interests of current stockholders.

     Approval of an increase in the authorized number of shares of Common Stock and Preferred Stock generally empowers our directors to issue additional shares of Common Stock or Preferred Stock without giving notice to the shareholders or obtaining their approval, except in certain circumstances such as in connection with the adoption of certain employee benefit plans or the issuance of private equity that is subject to The Nasdaq Stock Market shareholder approval rules. Our stock, however, currently is not quoted or traded in the Nasdaq Stock Market and, accordingly, we currently are not subject to such Nasdaq Stock Market shareholder approval rules in connection with any issuances of stock. If our stock ever becomes so quoted or traded in the Nasdaq Stock Market, then the Nasdaq rules generally would require us to obtain shareholder approval for issuances of stock in connection with (i) the acquisition of another company if an officer, director or significant shareholder has a 5% or greater interest (or a 10% interest collectively) or the issuance or potential issuance of stock will be equal to 20% or more of the outstanding shares or voting power before the issuance, (ii) the sale of stock in a private transaction if the sale is equal to 20% or more of the outstanding stock or voting power and is sold for less than the greater of book or market value of the stock, (iii) the issuance of stock that results in a change of control or (iv) the adoption of certain stock option or purchase plans or other equity compensation arrangements.

     Our proposal to increase the authorized number of shares of Common Stock and Preferred Stock is not submitted in response to any accumulation of stock or threatened takeover. However, the increase in authorized Common Stock and Preferred Stock could, under certain circumstances, be construed as having an anti-takeover effect by, for example, diluting the stock ownership of shareholders and possibly making it more difficult to effect a change in the composition of the Board of Directors through the removal or addition of directors, or to accomplish a given transaction that may be in the shareholders' interests. Further, the dilutive effect may limit the participation of shareholders in a merger or similar business combination, whether or not such transaction is favored by management. Except as noted below, we do not have any provisions in the Company's governing documents that have an anti-takeover effect nor do we have plans to subsequently implement measures having anti-takeover effects. Our current Articles of Incorporation authorize 2,500,000 shares of Preferred Stock, of which 1,900,000 currently are undesignated as to rights, preferences, privileges and restrictions. The Board has the authority to determine the rights, preferences, privileges and restrictions of these shares in one or more series and to issue such shares without shareholder approval. In the event of a proposed merger, tender offer or other attempt to gain control of the Company of which the Board does not approve, the Board could create a series of preferred stock with rights and preferences that could impede the completion of such a transaction and issue such preferred stock to persons who would support the Board in opposing the transaction. The Board does not intend to issue any shares of preferred stock except on terms which the Board deems to be in the best interests of the Company and its then existing stockholders. The proposed amendment will increase the number of authorized shares of Preferred Stock from 2,500,000 to 5,000,000 and the number of such shares that are subject to future designation from 1,900,000 to 4,400,000.

     Our shareholder Rights Agreement and certain provisions of our Articles of Incorporation may have the effect of preventing, discouraging or delaying any change in the control of the Company. The following may have anti-takeover effects:

     - In 1998, our Board of Directors declared a dividend of one preferred stock purchase right which entitles our shareholders to buy one one-hundredth of a share of Series A Preferred Stock of the Company at a price designated in the Rights Agreement that was adopted by the Company at such time. Unless redeemed by prior action of the Board, the rights are exercisable if an investor without appropriate Board approval gains a 15% or more interest in our outstanding Common Stock or announces a tender offer for at least 15% of our outstanding Common Stock. If that happens, the Series A Preferred Stock could under the Rights Agreement double in value for all shareholders other than the unapproved investor, thus discouraging, or perhaps foreclosing, any change in control which has not been negotiated with the Board.

     - A "Related Person Business Transaction" provision in our Articles of Incorporation requires approval by holders of three-fourths of the voting power of the outstanding "voting shares" as a condition for mergers and certain business combinations of the Company with any holders of more than 15% of such voting power (a "Related Person") unless either (i) the transaction is approved by a majority of those members (the "Continuing Directors") of the Board of Directors who either were members of the Board on the date the Related Person Business Transaction provision was first approved by the shareholders as an amendment to our Articles of Incorporation or became members before any Related Person involved in the transaction became a Related Person or are members whose election or nomination to the Board was approved by a majority of the Continuing Directors; or (ii) certain minimum price and procedural requirements are met. The stockholder vote required to repeal or amend the Related Person Business Transaction provisions is three-fourths of the voting power of the outstanding voting shares of the Company.

     In addition, the Minnesota Business Corporation Act specifies requirements applicable to control share acquisitions, a business combination with an interested shareholder and a "fair price" requirement applicable to takeover offers.

VOTE REQUIRED

     Approval of this proposed amendment to the Articles of Incorporation requires the affirmative vote of the holders of a majority of the voting power of shares represented in person or by proxy at the Annual Meeting with the authority to vote on such matter, but not less than the affirmative vote of 2,152,064 shares of Common Stock and Series B Preferred Stock, voting together as a class. The Board of Directors considers this amendment to be in the best interests of our Company and our shareholders and recommends that you vote for the amendment.

                        APPROVAL OF CORPORATE NAME CHANGE

                                  (PROPOSAL #4)

     On June 2, 2006, the Board of Directors approved an amendment to our Articles of Incorporation to change the Company name, subject to approval by the shareholders at the Annual Meeting. This amendment will amend Article I of our Articles of Incorporation in its entirety and if approved, Article I will read as follows:

                                "ARTICLE I - NAME

          1.1) The name of the Corporation is Broadview Institute, Inc.."

     Our Board of Directors believes that the change in corporate name to Broadview Institute, Inc. will better communicate our principal business operations to the public. The new Company name reflects the Company's transition from primarily a media production company to a post-secondary education company. The new Company name better reflects the Company's core business, which is education, and the Company's potential expansion opportunities.

EFFECTIVE DATE OF THE AMENDMENT

     This proposed amendment will be effective upon the date of filing of the amendment to the

Articles of Incorporation with the Minnesota Secretary of State, which filing is expected to take place as soon as practicable after shareholder approval.

VOTE REQUIRED

     Approval of this proposed amendment to the Articles of Incorporation requires the affirmative vote of the holders of a majority of the voting power of shares represented in person or by proxy at the Annual Meeting with the authority to vote on such matter, but not less than the affirmative vote of 2,152,064 shares of Common Stock and Series B Preferred Stock, voting together as a class. The Board of Directors considers this amendment to be in the best interests of our Company and our shareholders and recommends that you vote for the amendment.

                     APPROVAL OF 2006 EQUITY INCENTIVE PLAN

                                  (PROPOSAL #5)

     By action taken on June2, 2006, our Board of Directors approved the Broadview Media, Inc. 2006 Equity Incentive Plan (the "2006 Plan"), subject to approval by our shareholders at the Annual Meeting. The Board believes that granting stock options, restricted stock awards and other awards to employees, officers, consultants and directors are an effective means to promote the future growth and development of the Company. Such options and awards, among other things, increase these individuals' proprietary interest in our success and enable us to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of the 2006 Plan.

     The 2006 Plan will permit stock options, restricted stock awards, restricted stock units, performance share awards, performance unit awards and stock appreciation rights.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "I.R.C."), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly-held company. However, certain types of compensation, including performance-based compensation, are excluded from this limit. Generally speaking, for compensation resulting from stock options and other awards to qualify as "performance-based" within the meaning of I.R.C. Section 162(m), the following conditions must be met: (i) the grant of such options and awards must be made by a compensation committee of the Board of Directors that consists solely of two or more "outside directors" as defined by I.R.C. Section 162(m), (ii) the compensation resulting from an option or stock appreciation right must be based solely on an increase in the value of the Company's Common Stock after the date of grant, (iii) the vesting or payment of other types of awards must be conditioned on the achievement of one or more objective performance criteria, the material terms of which are approved by the shareholders, (iv) the shareholders approve the class of employees eligible to receive options and awards, and (v) the Plan must state the maximum number of shares for which such options and awards may be granted during a specified period or the maximum amount of compensation payable to any individual pursuant to an award if the performance criteria are met, and the shareholders must approve such limits. The Board of Directors believes that it is in the best interests of the Company and our shareholders to preserve the ability of the Company to deduct in full the compensation resulting from options and awards granted in the future under the 2006 Plan. Therefore, the 2006 Plan provides for utilizing performance-based vesting of those awards which can be designed to comply with the requirements of I.R.C. Section 162(m).

DESCRIPTION OF 2006 EQUITY INCENTIVE PLAN

     A general description of the material features of the 2006 Plan follows, but this description is qualified in its entirety by reference to the full text of the 2006 Plan, a copy of which may be obtained without charge upon request to
H. Michael Blair, our Chief Financial Officer.

     GENERAL. Under the 2006 Plan, the Board or one or more Committees appointed by the Board may award nonqualified or incentive stock options, restricted stock awards, restricted stock unit awards, performance share awards, performance unit awards or stock appreciation rights (collectively referred to as an "Award" or "Awards") to those officers, directors, consultants and employees (the "Participants") of the Company (including its subsidiaries and affiliates) whose performance, in the judgment of the Administrator (as defined below), can have a significant effect on our success.

     SHARES AVAILABLE. The total number of shares of our common stock that has been reserved for grants of Awards to Participants under the 2006 Plan is one million(1,000,000) shares of Common Stock. If any Awards granted under the 2006 Plan expire or terminate prior to exercise or otherwise lapse, or if any Awards are settled in cash, the shares subject to such portion of the Award are available for subsequent grants of Awards. Further, shares of stock used to pay the exercise price under any Award or used to satisfy any tax withholding obligation attributable to any Award, whether withheld by the Company or tendered by the Participant, will continue to be reserved and available for Awards granted under the Plan.

     The total number of shares and the exercise price per share of Common Stock that may be issued pursuant to outstanding Awards are subject to adjustment by the Board of Directors upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations or similar transactions in which we receive no consideration. The Board may also provide for the protection of Participants in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

     ADMINISTRATION AND TYPES OF AWARDS. The 2006 Plan may be administered by the Board or one or more Committees appointed by the Board (the "Administrator"). Any committee appointed by the Board to administer the 2006 Plan shall consist of at least two "non-employee" directors (as defined in Rule 16b-3, or any successor provision, of the General Rules and Regulations under the Securities Exchange Act of 1934). The Administrator has broad powers to administer and interpret the 2006 Plan, including the authority: (i) to establish rules for the administration of the 2006 Plan; (ii) to select the Participants in the 2006 Plan; (iii) to determine the types of Awards to be granted and the number of shares covered by such Awards; and (iv) to set the terms and conditions of such Awards. All determinations and interpretations of the Administrator are binding on all interested parties.

     OPTIONS. Options granted under the 2006 Plan may be either "incentive" stock options within the meaning of Section 422 of the Internal Revenue Code ("I.R.C.") or "nonqualified" stock options that do not qualify for special tax treatment under Section 422 or similar provisions of the I.R.C. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the underlying common stock on the date the incentive stock option is granted. Unless otherwise determined by the Administrator, the per share exercise price for nonqualified stock options granted under the 2006 Plan also will not be less than the fair market value of a share of our Common Stock on the date the nonqualified stock option is granted. The fair market value of our Common Stock was $____on July __, 2006.

     The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Administrator. An incentive stock option may not be exercisable more than ten
(10) years from the date of grant. Participants generally must pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then "fair market value" as defined in the 2006 Plan. Each incentive option granted under the 2006 Plan is nontransferable during the lifetime of the Participant. A nonqualified stock option may, if permitted by the Administrator, be transferred to certain family members, family limited partnerships and family trusts. In no event shall a Participant be granted options or stock appreciation rights during any fiscal year of the Company covering in the aggregate more than Two Hundred Thousand (200,000) shares of stock, subject to adjustment as described above; provided, however, that a share of stock subject to a stock appreciation right that is granted in tandem with an option shall count as one share against this limitation.

     The Administrator may, in its discretion, modify or impose additional restrictions on the term or exercisability of an option. The Administrator may also determine the effect that a Participant's termination of employment with the Company or a subsidiary may have on the exercisability of such option. The grants of stock options under the 2006 Plan are subject to the Administrator's discretion. Consequently, future grants to eligible Participants cannot be determined at this time.

     RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS. The Administrator is also authorized to grant awards of restricted stock and restricted stock units. Each restricted stock award granted under the 2006 Plan shall be for a number of shares as determined by the Administrator, and the Administrator, in its discretion, may also establish continued employment, achievement of performance criteria, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse. Each restricted stock unit represents the right to receive cash or shares of our Common Stock, or any combination thereof, at a future date, subject to continued employment, achievement of performance criteria, vesting or other conditions as determined by the Administrator. In no event shall a Participant be granted restricted stock awards or, to the extent payable in or measured by the value of shares of stock, restricted stock unit awards during any fiscal year of the Company covering in the aggregate more than Two Hundred Thousand (200,000) shares of stock, subject to adjustment as described above.

     If a restricted stock award or restricted stock unit award is intended to qualify as "performance-based compensation" under I.R.C. Section 162(m), the risks of forfeiture shall lapse based on the achievement of one or more performance objectives established in writing by the Administrator in accordance with I.R.C. Section 162(m) and the applicable regulations. Such performance objectives (the "Performance Objectives") shall consist of any one, or a combination of, (i) revenue, (ii) net income, (iii) stockholders' equity, (iv) earnings per share, (v) return on equity, (vi) return on assets, (vii) total shareholder return, (viii) net operating income, (ix) cost controls, (x) cash flow, (xi) increase in revenue, (xii) economic value added, (xiii) increase in share price or earnings, (xiv) return on investment, (xv) department, business unit or subsidiary performance goals, (xvi) client contracting goals, (xvii) technological and business development milestones and enrollment, course offering and contracting goals, (xviii) increase in market share, (xix) enrollment, certification, regulatory or commercial milestones, and (xx) ratings and quality control, in all cases including, if selected by the Administrator, threshold, target and maximum levels. Further, if the vesting of any restricted stock award or any payment or issuance of shares of stock required by a restricted stock unit award would be limited or eliminated by I.R.C. Section 162(m), the Administrator may, subject to such terms and conditions as determined by the Administrator, delay all or a portion of such payment or the vesting or issuance of all or a portion of such shares of stock until the earlier of (i) the date at which the Administrator reasonably anticipates that the corresponding income tax deduction will not be so limited or eliminated, and
(ii) the participant's separation from service, as such term is defined in I.R.C. Section 409A.

     Because future grants of restricted stock awards and restricted stock unit awards are subject to the discretion of the Administrator, future awards to eligible Participants cannot be determined at this time.

     PERFORMANCE SHARE AWARDS AND PERFORMANCE UNITS AWARDS. The Administrator is also authorized to grant performance share and performance unit awards. Performance share awards generally provide the Participant with the opportunity to receive shares of our Common Stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if the certain performance criteria are achieved over specified performance periods. A performance share award or performance unit award may not be transferred by a Participant except by will or the laws of descent and distribution. To the extent payable in or measured by the value of shares of stock, in no event shall a Participant be granted performance awards during any fiscal year of the Company covering in the aggregate more than Two Hundred Thousand (200,000) shares of stock.

     If a performance award is intended to qualify as "performance-based compensation" under I.R.C. Section 162(m), the risks of forfeiture shall lapse based on the achievement of one or more of the Performance Objectives. Further, if any payment or issuance of shares of Stock required by a performance award would be limited or eliminated by I.R.C. Section 162(m), the Administrator may, subject to such terms and conditions as determined by the Administrator, delay all or a portion of such payment or the issuance of all or a portion of such shares of stock until the earlier of (i) the date at which the Administrator reasonably anticipates that the corresponding income tax deduction will not be so limited or eliminated, and (ii) the participant's separation from service, as such term is defined in I.R.C. Section 409A.

     The grants of performance share and performance unit awards under the 2006 Plan are subject to the Administrator's discretion. Consequently, future grants to eligible Participants cannot be determined at this time.

     STOCK APPRECIATION RIGHTS. A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon the exercise of a stock appreciation right, the Participant will receive cash, shares of Common Stock or some combination of cash and shares having a value equal to the excess of (i) the fair market value of a specified number of shares of our Common Stock, over (ii) a specified exercise price. If the stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right. The Administrator will determine the term of the stock appreciation right and how it will become exercisable. A stock appreciation right may not be transferred by a Participant except by will or the laws of descent and distribution. In no event shall a participant be granted options or stock appreciation rights during any fiscal year of the Company covering in the aggregate more than Two Hundred Thousand (200,000) shares of stock, subject to adjustment as described above; provided, however, that a share of stock subject to a stock appreciation right that is granted in tandem with an option shall count as one share against this limitation. Because the grants of stock appreciation rights under the 2006 Plan are subject to the Administrator's discretion, future grants to eligible Participants cannot be determined at this time.

     AMENDMENT. The Board of Directors may terminate or amend the 2006 Plan, except that the terms of Award agreements then outstanding may not be adversely affected without the consent of the Participant. The Board of Directors may not amend the 2006 Plan to materially increase the total number of shares of common stock available for issuance under the 2006 Plan, materially increase the benefits accruing to any individual or materially modify the requirements for eligibility to participate in the 2006 Plan without the approval of our shareholders if such approval is required to comply with the I.R.C. or other applicable laws or regulations.

FEDERAL INCOME TAX MATTERS

     OPTIONS. "Nonqualified" stock options granted under the 2006 Plan are not intended to and do not qualify for favorable tax treatment available to "incentive" stock options under I.R.C. Section 422. Generally, no income is taxable to the Participant (and we are not entitled to any deduction) upon the grant of a nonqualified stock option. When a nonqualified stock option is exercised, the Participant generally must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. We normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary income and must comply with applicable tax withholding requirements.

     "Incentive" stock options granted pursuant to the 2006 Plan are intended to qualify for favorable tax treatment to the Participant under I.R.C. Section 422. Under I.R.C. Section 422, a Participant realizes no taxable income when the incentive stock option is granted. If the Participant has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the Participant will realize no taxable income when the option is exercised. If the Participant does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the Participant may sell the shares and report any gain as capital gain. We will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option, but may be required to comply with applicable withholding requirements. If the Participant should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the Participant will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of our common stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, we will be entitled to a tax deduction equal to the amount recognized by the Participant as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

     RESTRICTED STOCK AWARDS. Generally, no income is taxable to the Participant in the year a restricted stock award is granted. Instead, the Participant will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if the Participant makes a "Section 83(b)" election, the Participant will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date the restricted stock award is granted. Unless limited by I.R.C. Section 162(m), we normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

     RESTRICTED STOCK UNIT AWARDS. A Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or cash received in the year that the restricted stock units vest. Unless limited by I.R.C. Section 162(m), we normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

     PERFORMANCE SHARE AND PERFORMANCE UNIT AWARDS. A Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received, as the case may be, in the year that the Participant receives payment. Unless limited by I.R.C. Section 162(m), we normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

     STOCK APPRECIATION RIGHTS. Generally, a Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received in the year that the stock appreciation right is exercised. Unless limited by I.R.C. Section 162(m), we normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

PLAN BENEFITS

     Future grants of Awards under the 2006 Plan are subject to the discretion of the Administrator. Accordingly, the future benefits that may be received by specific individuals and groups under the 2006 Plan cannot be determined at this time.

VOTE REQUIRED

     Approval of the 2006 Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on this Proposal #5, but not less than the affirmative vote of 2,152,064 shares of Common Stock and Series B Preferred Stock, voting together as a class. The Board of Directors recommends that the shareholders approve the 2006 Plan.

                             AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee comprised of three of our outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the NASD that governs audit committee composition.

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of our accounting, auditing and financial reporting practices. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

     (1) reviewed and discussed the audited financial statements with management;

     (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

     (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006, as filed with the Securities and Exchange Commission.

     Richard Letsche, Chairman
     Robert Kramarczuk
     Nels Johnson

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation for our last three fiscal years of the person serving as CEO in FY2006. For FY2006, there was no executive officer whose total salary and bonus exceeded $100,000.

                                ANNUAL COMPENSATION         LONG TERM COMPENSATION
                              ----------------------   -------------------------------
                                                                AWARDS         PAYOUTS
                                                       ---------------------   -------
                                                       RESTRICTED                LTIP      ALL OTHER
     NAME AND        FISCAL   SALARY   BONUS              STOCK     OPTIONS/   PAYOUTS   COMPENSATION
PRINCIPAL POSITION    YEAR       $       $     OTHER     AWARDS      SARS #       $            $
------------------   ------   ------   -----   -----   ----------   --------   -------   ------------
Terry Myhre,          2006      --       --      --        --          --         --          --
Chairman and
CEO(1)
                      2005      --       --      --        --          --         --          --
                      2004      --       --      --        --          --         --          --

(1) Mr. Myhre became our CEO on January 29, 2004. Currently, Mr. Myhre does not receive any separate compensation for his services as CEO. Mr. Myhre's services as CEO, however, are included in the administrative, accounting and consulting services that Minnesota School of Business (MSB) provides for a fee. Mr. Myhre is the sole owner of MSB. See "Election of Directors - Certain Relationships and Related Transactions."

OPTION/STOCK APPRECIATION RIGHTS (SAR) GRANTS DURING THE 2006 FISCAL YEAR

     No options were granted in the 2006 fiscal year to the officer(s) named in the Summary Compensation Table.

OPTION/STOCK APPRECIATION RIGHT (SAR) EXERCISES DURING THE 2006 FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     No options or stock appreciation rights were exercised during the 2006 fiscal year by the officer(s) named in the Summary Compensation Table, and no such officer(s) held any options as of the end of the 2006 fiscal year.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors, and persons who own more than 10 percent of our Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To our knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended March 31, 2006, all Section 16(a) filing requirements applicable to insiders were complied with3.

                              INDEPENDENT AUDITORS

     Lurie Besikof Lapidus & Company, LLP acted as our independent auditors for the fiscal years ended March 31, 2006 and 2005. A representative of Lurie Besikof Lapidus & Company, LLP is expected to be present at the Annual Meeting of shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

     INDEPENDENT AUDITOR'S FEES. The following table presents fees for professional services rendered by Lurie Besikof Lapidus & Company, LLP ("LBLCO") for the years ended March 31, 2006 and 2005. We first engaged LBLCO to perform the March 31, 2002 audit.

                     FY 2005   FY 2006
                     -------   -------
Audit Fees           $44,150   $67,078
Audit-Related Fees   $     0   $12,032
Tax Fees             $ 1,000   $ 1,000
All Other Fees       $28,441   $ 1,950

     Our Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining LBLCO's independence and has determined that such services have not adversely affected LBLCO's independence.

Audit fees are for professional services rendered and expenses incurred for the audit of the Company's annual financial statements and review of financial statements included in the Company's Forms 10-KSB and 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. These services included the review of 8-K filings issued in connection with the acquisition of UCC.

Audit-related fees are for professional fees rendered in connection with accounting research and document review related to the acquisition of UCC.

Tax fees included for services provided and expenses incurred in connection with tax compliance issues. All other fees include services prior to July 1, 2005, related to research regarding the proposed acquisition of UCC.

PRE-APPROVAL POLICIES AND PROCEDURES

     Pursuant to its written charter, the Audit Committee is required to pre-approve all audit and non-audit services performed by our independent auditors in order to assure that the provision of such services does not impair the auditor's independence. A pre-approval policy was approved by the Audit Committee on May 17, 2004. Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee. The Audit Committee may delegate pre-approval authority to Richard Letsche, Chairman of the Audit Committee, who will then report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other matters to be presented at the 2006 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by one of our shareholders and intended to be presented at next year's 2007 Annual Meeting must be received by the Company by March 12, 2007, to be includable in our proxy statement and related proxy for the 2007 Annual Meeting.

     Also, if a shareholder proposal intended to be presented at the 2007 Annual Meeting but not included in our proxy statement and proxy is received by the Company after May 26, 2007, then management named in our proxy form for the 2007 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in our proxy materials.

                                  ANNUAL REPORT

     A copy of our Annual Report to shareholders for the fiscal year ended March 31, 2006, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such report is incorporated herein or is to be considered proxy-soliciting material.

     WE WILL FURNISH WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2006 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CHIEF FINANCIAL OFFICER, BROADVIEW MEDIA, INC., 4455 WEST 77TH STREET, MINNEAPOLIS, MINNESOTA 55435.

Dated: July 7, 2006
Minneapolis, Minnesota

                        ANNUAL MEETING OF SHAREHOLDERS OF
                              BROADVIEW MEDIA, INC.
                            To Be Held August 9, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry L. Myhre and H. Michael Blair, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock and/or Preferred Stock of Broadview Media, Inc. registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Wednesday, August 9, 2006 at ____ Central Daylight Saving Time, at the offices of the Company, 4455 West 77th Street, Minneapolis, Minnesota and at all postponements and adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

--Please detach along perforated line and mail in the envelope provided.--

     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: [X]

                                                         FOR   AGAINST   ABSTAIN

     1. Set the number of directors at five (5)          [ ]     [ ]       [ ]

     2. Election of Directors:

          [ ]  FOR ALL NOMINEES

          [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

          [ ]  FOR ALL NOMINEES EXCEPT

          NOMINEES:

          -    Robert Kramarczuk
          -    Richard Letsche
          -    Terry Myhre
          -    Tom Tucker
          -    Laurence Zipkin

                            (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL NOMINEES EXCEPT" and fill in the circle next to each nominee for whom you wish to withhold your vote, as shown here: [ ]

                                                         FOR   AGAINST   ABSTAIN

     3. Approval of Increase in Number of Authorized
     Shares of Common and Preferred Stock                [ ]     [ ]       [ ]

     4. Approval of Corporate Name Change                [ ]     [ ]       [ ]

     5. Approval of 2006 Equity Incentive Plan           [ ]     [ ]       [ ]

Other matters: In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

To change the address on your account, please check      [ ] New Address
the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.


Signature of Shareholder                Date:
                         ------------         -------------------


Signature of Shareholder                Date:
                         ------------         -------------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                              BROADVIEW MEDIA, INC.
                           2006 EQUITY INCENTIVE PLAN

                                   SECTION 1.
                                   DEFINITIONS

     As used herein, the following terms shall have the meanings indicated below:

     (a) "Administrator" shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board, as the case may be.

     (b) "Affiliate(s)" shall mean a Parent or Subsidiary of the Company.

     (c) "Award" shall mean any grant of an Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Performance Award.

     (d) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this
Section 1(d), "non-employee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an "outside director" within the meaning of Code Section 162(m) and the regulations issued thereunder.

     (e) The "Company" shall mean Broadview Media, Inc., a Minnesota corporation.

     (f) "Fair Market Value" as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

     (g) The "Internal Revenue Code" or "Code" is the Internal Revenue Code of 1986, as amended from time to time.

     (h) "Option" means an incentive stock option or nonqualified stock option granted pursuant to the Plan.

     (i) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

     (j) The "Participant" means (i) a key employee of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9; (ii) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10; (iii) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Restricted Stock Award or Restricted Stock Unit Award has been granted pursuant to Section 11;
(iv) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Performance Award has been granted pursuant to Section 12; or (v) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Stock Appreciation Right has been granted pursuant to Section 13.

     (k) "Performance Award" shall mean any Performance Shares or Performance Units granted pursuant to Section 12 hereof.

     (l) "Performance Objective(s)" shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan. For any Awards that are intended to qualify as "performance-based compensation" under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of, (i) revenue, (ii) net income, (iii) stockholders' equity, (iv) earnings per share, (v) return on equity, (vi) return on assets, (vii) total shareholder return, (viii) net operating income, (ix) cost controls, (x) cash flow, (xi) increase in revenue,
(xii) economic value added, (xiii) increase in share price or earnings, (xiv) return on investment, (xv) department, business unit or subsidiary performance goals, (xvi) client contracting goals, (xvii) technological and business development milestones and enrollment, course offering and contracting goals, (xviii) increase in market share, (xix) enrollment certification, regulatory or commercial milestones, and (xx) ratings and quality control, in all cases including, if selected by the Administrator, threshold, target and maximum levels.

     (m) "Performance Period" shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

     (n) "Performance Share" shall mean any grant pursuant to Section 12 hereof of an award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

     (o) "Performance Unit" shall mean any grant pursuant to Section 12 hereof of an award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

     (p) The "Plan" means the Broadview Media, Inc. 2006 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

     (q) "Restricted Stock Award" or "Restricted Stock Unit Award" shall mean any grant of restricted shares of Stock of the Company or the grant of any restricted stock units pursuant to Section 11 hereof.

     (r) "Stock," "Option Stock" or "Common Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 14) reserved for Options and Awards pursuant to this Plan.

     (s) "Stock Appreciation Right" shall mean a grant pursuant to Section 13 hereof.

     (t) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of the Company's outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.

                                   SECTION 2.
                                    PURPOSE

     The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

     It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan; through the granting of "nonqualified stock options" pursuant to Section 10 of this Plan; through the granting of Restricted Stock Awards and Restricted Stock Unit Awards pursuant to
Section 11 of this Plan; through the granting of Performance Awards pursuant to
Section 12 of this Plan; and through the granting of Stock Appreciation Rights pursuant to Section 13 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. In no event shall any Awards be granted prior to the date this Plan is approved by the shareholders of the Company.

                                   SECTION 3.
                             EFFECTIVE DATE OF PLAN

     The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in
Section 2.

                                   SECTION 4.
                                 ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the "Administrator"). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the option price; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (which may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                   SECTION 5.
                                  PARTICIPANTS

     The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Affiliate to whom Awards shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor renders bona fide services to the Company or any Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Affiliate to whom Awards, including incentive stock options shall be granted under this Plan. The Administrator may grant additional Awards, including incentive stock options, under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

     Notwithstanding anything in the Plan to the contrary, the following limits will apply to Awards granted under the Plan:

          (a) In no event shall a Participant be granted Options or Stock Appreciation Rights during any fiscal year of the Company covering in the aggregate more than two-hundred thousand (200,000) shares of Stock, subject to adjustment as provided in Section 14; provided, however, that a share of Stock subject to a Stock Appreciation Right that is granted in tandem with an Option shall count as one share against this limitation.

          (b) In no event shall a Participant be granted Restricted Stock Awards or, to the extent payable in or measured by the value of shares of Stock, Restricted Stock Unit Awards during any fiscal year of the Company covering in the aggregate more than two-hundred thousand (200,000) shares of Stock, subject to adjustment as provided in Section 14.

          (c) To the extent payable in or measured by the value of shares of Stock, in no event shall a Participant be granted Performance Awards during any fiscal year of the Company covering in the aggregate more than two-hundred thousand (200,000) shares of Stock, subject to adjustment as provided in Section 14.

                                   SECTION 6.
                                     STOCK

     The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. One million (1,000,000) shares of Common Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares of Common Stock reserved for Awards under this Plan shall be subject to adjustment as provided in Section 14 of the Plan; and provided, further, that all shares of Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through incentive stock options. The following shares of Stock shall continue to be reserved and available for Awards granted pursuant to the Plan:
(i) any outstanding Award that expires for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Stock used to pay the exercise price under any Award, (v) shares of Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (vi) shares of Stock covered by an Award to the extent the Award is settled in cash.

                                   SECTION 7.
                                DURATION OF PLAN

     Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3. Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Administrator.

                                   SECTION 8.
                                    PAYMENT

     Participants may pay for shares upon exercise of Options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company's Common Stock, or any combination thereof. Any stock so tendered as part of such payment shall be valued at such stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. "Previously-owned shares" means shares of the Company's Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the Option, or for such other period of time as may be required by generally accepted accounting principles.

     With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                                   SECTION 9.
                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

     Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written incentive stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Code Section 424(d), or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Company's Common Stock on the date of the grant of the Option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

     (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. Except as permitted by Code
Section 424(d), in no event shall any
incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

          The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) Nontransferability. No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

     (d) No Rights as Shareholder. A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

     (e) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an incentive stock option or a "disqualifying disposition" of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for this purpose shall be made on or before the date the incentive stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with

Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (f) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

                                  SECTION 10.
               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

     Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written nonqualified stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option.

     (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) Transferability. The Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

     (d) No Rights as Shareholder. A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

     (e) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares or to have shares withheld for this purpose shall be made on or before the date the nonqualified stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (f) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

                                  SECTION 11.
               RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

     Each Restricted Stock Award or Restricted Stock Unit Award granted pursuant to the Plan shall be evidenced by a written restricted stock or restricted stock unit agreement (the "Restricted Stock Agreement" or "Restricted Stock Unit Agreement," as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award.

     (b) Risks of Forfeiture. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Stock covered by the Restricted

Stock Award or Restricted Stock Unit Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

     (c) Issuance of Shares; Rights as Shareholder.

               (i) With respect to a Restricted Stock Award, the Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

               (ii) With respect to a Restricted Stock Unit Award, as the risks of forfeiture on the restricted stock units lapse, the Participant shall be entitled to payment of the Restricted Stock Units. The Administrator may, in its sole discretion, pay Restricted Stock Units in cash, shares of Stock or any combination thereof. If payment is made in shares of Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant's name and shall deliver such certificates to the Participant in satisfaction of such restricted stock units. Until the risks of forfeiture on the restricted stock units have lapsed, the Participant shall not be entitled to vote any shares of stock which may be acquired through the restricted stock units, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

     (d) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Award or Restricted Stock Unit Award. In the event the Participant is required under the Restricted Stock Agreement or Restricted Stock Unit Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Stock received pursuant to the Restricted Stock Award or Restricted Stock Unit Award on which the risks of forfeiture have lapsed or to permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Restricted Stock Award or Restricted Stock Unit Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock or restricted stock unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (e) Nontransferability. No Restricted Stock Award or Restricted Stock Unit Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award or Restricted Stock Unit Award shall terminate.

     (f) Delay of Payment for Section 162(m). In the event the Administrator reasonably anticipates that the Company's income tax deduction with respect to the vesting of any Restricted Stock Award or any payment or issuance of shares of Stock required by a Restricted Stock Unit Award would be limited or eliminated by Code Section 162(m), the Administrator may, subject to such terms and conditions as determined by the Administrator, delay all or a portion of such payment or the vesting or issuance of all or a portion of such shares of Stock until the earlier of (i) the date at which the Administrator reasonably anticipates that the corresponding income tax deduction will not be so limited or eliminated, and (ii) the Participant's separation from service, as such term is defined in Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

     (g) Other Provisions. The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

                                  SECTION 12.
                               PERFORMANCE AWARDS

     Each Performance Award granted pursuant to this Section 12 shall be evidenced by a written performance award agreement (the "Performance Award Agreement"). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

     (a) Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

     (b) Performance Objectives, Performance Period and Payment. The Performance Award Agreement shall set forth:

          (i) the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

          (ii) one or more Performance Objectives established by the Administrator;

          (iii) the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

          (iv) the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

          (v) the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

     (c) Withholding Taxes. The Company or its Affiliates shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (d) Nontransferability. No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

     (e) No Rights as Shareholder. A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a

Performance Award until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

     (f) Delay of Payment for Section 162(m). In the event the Administrator reasonably anticipates that the Company's income tax deduction with respect to any payment or issuance of shares of Stock required by a Performance Award would be limited or eliminated by Code Section 162(m), the Administrator may, subject to such terms and conditions as determined by the Administrator, delay all or a portion of such payment or the issuance of all or a portion of such shares of Stock, as the case may be, until the earlier of (i) the date at which the Administrator reasonably anticipates that the corresponding income tax deduction will not be so limited or eliminated, and (ii) the Participant's separation from service, as such term is defined in Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

     (g) Other Provisions. The Performance Award Agreement authorized under this
Section 12 shall contain such other provisions as the Administrator shall deem advisable.

                                  SECTION 13.
                           STOCK APPRECIATION RIGHTS

     Each Stock Appreciation Right granted pursuant to this Section 13 shall be evidenced by a written stock appreciation right agreement (the "Stock Appreciation Right Agreement"). The Stock Appreciation Right Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Right Agreement shall comply with and be subject to the following terms and conditions:

     (a) Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

     (b) Term and Exercisability. The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Right Agreement. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation

Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

     (c) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (d) Nontransferability. No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

     (e) No Rights as Shareholder. A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

     (f) Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

                                  SECTION 14.
                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

     In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each outstanding Award, and, if applicable, the price per share thereof to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

     Unless otherwise provided in the agreement evidencing an Award, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise (collectively referred to as a "transaction"), the Board may provide for one or more of the following:

     (a) the equitable acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards or Restricted Stock Unit Awards;

     (b) the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock Appreciation Right prior to the effectiveness of such transaction), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;

     (c) that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Option or Stock Appreciation Right, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

     (d) that Participants holding outstanding Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

     (e) the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such transaction and the right to exercise such Options and Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

     (f) the continuance of the Plan with respect to Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

     (g) the continuance of the Plan with respect to Performance Awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason for such transaction.

The Board may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                  SECTION 15.
                               INVESTMENT PURPOSE

     No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to
(a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

     As a further condition to the grant of any Option or the issuance of Stock to Participant, Participant agrees to the following:

     (a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

     (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

     (c) In the event of a transaction (as defined in Section 14 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

     The Company reserves the right to place a legend on any stock certificate issued in connection with an Award pursuant to the Plan to assure compliance with this Section 15.

                                  SECTION 16.
                             AMENDMENT OF THE PLAN

     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 14 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

                                  SECTION 17.
                        NO OBLIGATION TO EXERCISE OPTION

     The granting of an Option shall impose no obligation upon the Participant to exercise such Option. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.